Gray Television, Inc. Investor Presentation

NYSE:GTN

August 2017 Edition
Updated for June 30, 2017 Financial Information

If Appendix is not included, see full presentation located at www.gray.tv for Non-GAAP Reconciliations.

4370 Peachtree Road, NE, Atlanta, GA 30319 | P 404.504.9828 | F 404.261.9607 | www.gray.tv

Table of Contents

See Appendix for Non-GAAP Reconciliations

ALL COMBINED HISTORICAL BASIS DATA PRESENTED FOR GRAY IS ADJUSTED FOR ALL COMPLETED TRANSACTIONS UNLESS OTHERWISE NOTED.

This presentation contains certain forward looking statements that are based largely on Gray's current expectations and reflect various estimates and assumptions by Gray. These statements may be identified by words such as "estimates", "expect," "anticipate," "will," "implied," "assume" and similar expressions. Forward looking statements are subject to certain risks, trends and uncertainties that could cause actual results and achievements to differ materially from those expressed in such forward looking statements. Such risks, trends and uncertainties, which in some instances are beyond Gray's control, include the impact of recently completed and announced transactions, estimates of future retransmission revenue, future expenses and other future events. Gray is subject to additional risks and uncertainties described in Gray's quarterly and annual reports filed with the Securities and Exchange Commission from time to time, including in the "Risk Factors," financial statements, and management's discussion and analysis of financial condition and results of operations sections contained therein, which reports are made publicly available via its website, www.gray.tv. Any forward-looking statements in this presentation should be evaluated in light of these important risk factors. This presentation reflects management's views as of the date hereof. Except to the extent required by applicable law, Gray undertakes no obligation to update or revise any information contained in this presentation beyond the published date, whether as a result of new information, future events or otherwise.

See the glossary to this presentation for the definition of certain capitalized terms used herein. Reconciliations of the Company's non-GAAP measures of broadcast cash flow, broadcast cash flow less cash corporate expenses, operating cash flow as defined in Gray's senior credit agreement, free cash flow and the total leverage ratio, net of all cash are contained in the Appendix.

This full presentation, including the Appendix, can be found at www.gray.tv under Investor Relations –Presentations.

An Industry Leading Power


LILLIPUT

Gray National Footprint

Ranked #1 or #2 in 55 of 57 Markets | Reaching approximately 10.6% of US TV households



Sioux Falls, SD
Lincoln, NE
Omaha, NE
Cedar Rapids, IA
Bismarck, ND
Fargo, ND
Rapid City, SD
North Platte, NE
Davenport, IA
La Crosse-Eau Claire, WI
Wausau-Rhinelander, WI
Madison, WI
Marquette, MI
Green Bay-Appleton, WI
Rockford, IL
Burlington, VT
Presque Isle, ME
Bangor, ME
Lansing, MI
Flint, MI
South Bend, IN
Toledo, OH
Casper, WY
Twin Falls, ID
Cheyenne, WY
Reno, NV
Grand Junction, CO
Colorado Springs-Pueblo, CO
Topeka, KS
Wichita, KS
Springfield, MO
Parkersburg, WV
Clarksburg, WV
Charleston-Huntington, WV
WDC News Bureau
Harrisonburg, VA
Charlottesville, VA
Roanoke, VA
Greenville, NC
Lexington, KY
Hazard, KY
Bowling Green, KY
Knoxville, TN
Augusta, GA
Albany, GA
Gainesville, FL
Fairbanks, AK
Anchorage, AK
Odessa, TX
Laredo, TX
Meridian, MS
Waco-Temple-Bryan, TX
Sherman, TX - Ada, OK
Dothan, AL
Tallahassee, FL
Panama City, FL
Alexandria, LA
Monroe, LA
Gray TV Station
State Capital in DMA

High Quality, Diverse Station Group

57	200+	104	25
57 markets with owned and/or operated stations	Over 200 total program streams across 103 stations	104 "Big 4" network program streams	25 markets with two or more "Big 4" network affiliations

CBS 39 channels

NBC 29 channels

abc 21 channels

FOX 15 channels

Includes Pending Acquisitions

Focus on State Capitals and College Markets

Better demographics, more stable economies

12 — Gray stations cover 12 state capitals

37 — Gray stations cover 37 university towns

848,000 — Enrollment of approximately 808,000 students

Revenue Diversified Across Networks and Markets



Increasing Diversification of Revenue Sources

2008: As Reported

- 96% of revenue derived from advertising sales

2016: CHB

- 76% of revenue derived from advertising sales
- 24% of revenue derived from retransmission (subscription) fee income

2016CHB Revenue by Affiliate: $946mm


All Non-Big Four Channels + Other
FOX
CBS
abc
NBC
3%
3%
22%
36%
36%

2016CHB BCF by Affiliate: $401mm


All Non-Big Four Channels + Other
FOX
CBS
abc
NBC
2%
5%
24%
30%
39%

No single market represents >5% of total revenue or >7% of BCF



Investment Highlights

The Importance of #1

Price Leadership

Share of Market Ad $

Network and News Ratings

Reinvest in Business

Highly Ranked News Franchises Drive Traffic

- Dominate local and political revenue with highly-rated news platforms
- #1 Stations can secure more than half of a market's political ad buys
- Greater purchasing power and leverage with MVPDs, programmers, and other vendors
- Deliver higher margins
- Maximize free cash flow
- Exploit best practices
- Attract and retain high quality talent
- Leverage Washington DC News Bureau

Gray Leads in Household Ratings

Gray's national Household Share average exceeds all major affiliate news programs

+59% Amount by which Gray's late local newscasts outperform the national average

+67% Amount by which Gray's 6PM newscasts outperform the national average

Gray's Ratings Have Remained Stable Over Time



5.6
5.7
5.6
5.9
5.9
5.7
5.6
2010
2011
2012
2013
2014
2015
2016



Household Rating Analysis – November 2016
5.6
4.9
4.7
4.5
4.1
4.1
4.0
4.0
3.4
3.3
3.2
3.1
2.8
2.4
gray
Cox
Raycom
Meredith
Hearst
Nexstar
Sinclair
TEGNA
ABC O&O
Tribune
CBS O&O
Scripps
Fox
NBC O&O

Source: Nielsen November DMA Average Rating in DMA TV HH Monday-Sunday 6:00am to 2:00am

Network Programs Over-Index on Gray's Stations

CBS, NBC, and ABC perform far better on Gray's stations than national averages across all key day-parts +


CBS vs. Gray | November '16 Household Share
9
15
CBS
Gray
10
22
8
16
7
11
The Morning Show
Network News
Prime (Mon-Sun)
The Late Show
NBC vs. Gray | November '16 Household Share
13
24
NBC
Gray
13
25
7
13
8
14
The Today Show
Network News
Prime (Mon-Sun)
The Tonight Show
ABC vs. Gray | November '16 Household Share
13
22
ABC
Gray
12
24
7
12
5
9
Good Morning America
Network News
Prime (Mon-Sun)
Jimmy Kimmel / Nightline
Network
Gray

Source: Nielsen Media Research, November 2016

Gray Excels at Retransmission Revenue

Retransmission Revenue in $Millions



Gross Retransmission Revenue
Network "Reverse Comp."
"Net Retransmission Revenue"
$116
34
82
$189
86
103
$226
112
114
$281
137
144
2014CHB
2015CHB
2016CHB
2017CHB Estimate

Big-4 Network Renewals



3 Markets
30 Markets
41 Markets
17 Markets
1 Market
2016
2017
2018
2019
2020
2021

Retrans Renewals for In-Market Big-4 Subs

4.7 M Subs	7.2 M Subs	0.3 M Subs	= 12.2 M In-Market Big-4 Subs
39%	59%	2%	

Significant Monetization of Spectrum Today

Secondary Channel 2016 CHB Financials



$120 MILLION IN REVENUE

OVER 100 SECONDARY CHANNELS

$74 MILLION IN BCF

62% MARGIN ON DIGITAL SECONDARY CHANNELS

All secondary channels including "Big-4" secondary channels

Successful Digital Media Initiatives

Gray Digital Media

- Pacing for 3.4 billion total page views in 2017
  (up 23% over 2016)
- Mobile makes up 82% of all digital traffic

LOCALX MARKETING
Your Local Digital Marketing *Experts.*

- Website Development
- SEO/SEM
- Social Intelligence
- eCommerce
- Audience Targeting
- Database Marketing
- Reputation Management

MomsEveryday


MomsEveryday

- Award-Winning Weekly Television Program
- Daily News Content
- Localized Responsive Sites
- Eat@MomsEveryday Mobile App
- Unique Revenue Opportunities
- Social Media and Marketing Solutions
- Deep Station and Client Support Focused on Sustainability

- 6.5 million Facebook followers, up 28% from January 2016
- 2.0 million Twitter followers, up 62% from January 2016, Likes=41k, Tweets=2.9 million
- Gray Selected by Facebook's as a Case Study for 'Instant Articles'
- 1.4 million iOS downloads, up 38% from same time last year
- 1.8 million Android downloads, up 14% from same period last year
- Roku: 508k Roku downloads, up 140% from same period last year
- Unique CBS All Access monthly viewers up 134%, streams up 146% and minutes watched up 199% from March 2016



All Data is on as "as reported" basis and does not include station data prior to Gray's acquisition of a station(s)

Gray Continues to Grow its Scale



2015 / 2016 Blended Revenue 1 ($MM)
U.S. Household Reach (Gross)
$4,353
SINCLAIR
2
72%
$2,300
Nexstar
3
39%
$1,808
TEGNA
(TV Only)
32%
$1,100
HEARST
19%
$1,050
RAYCOM Media
16%
$884
gray
4
11%
$780
COXMEDIA GROUP
11%
$779
SCRIPPS
(Excl. Radio)
18%
$569
meredith
(TV Only)
11%
$384
GH GRAHAM HOLDINGS
(TV Only)
7%
$281
SUNBEAM TELEVISION
3%
$178
3%
$169
CORDILLERA COMMUNICATIONS
2%
$5,000
$4,000
$3,000
$2,000
$1,000
$0
0%
10%
20%
30%
40%
50%
60%
70%
80%

Source: Company filings and BIA Investing in Television Report 2017 1st Edition; As-reported revenue numbers unless noted; Household reach pro forma for all announced and closed transactions

[1] Private companies (Hearst, Raycom, Cox, Sunbeam, Quincy and Cordillera) based on BIA '15/'16 blended revenue (including retransmission estimates) from O&O stations and digital subchannels

[2] Sinclair pro forma for acquisition of Tribune; based on combined '15/'16 revenue and does not assume any divestitures

[3] Nexstar pro forma for Media General; based on combined '15/'16 revenue of $2,406 million less $106 million BIA revenue estimate for required regulatory divestitures of 13 stations

[4] Gray revenue based on a "combined historical" basis per management for all transactions closed as of 8-1-17.

Financial Overview



Coverage You Can Count On"
NEWS
NEWS

2014/2015/2016 Snapshot

	Combined Historical Basis Year Ended December 31				
	2016	2015	% Change 2016 to 2015	2014	% Change 2016 to 2014
Revenue:					
Total	$946,001	$821,599	15%	$850,699	11%
Political	$117,538	$21,934	436%	$142,712	(18)%
Operating expenses (1):					
Broadcast	$553,118	$524,285	5%	$482,828	15%
Corporate and Administrative	$40,347	$34,343	17%	$29,203	38%
Non-GAAP Cash Flow (2):					
Broadcast Cash Flow	$400,877	$325,963	23%	$394,098	2%
Broadcast Cash Flow Less Cash Corporate Expenses	$364,408	$294,740	24%	$368,427	(1)%
Operating Cash Flow as defined in the Senior Credit Facility	$369,967	$300,014	23%	$373,959	(1)%
Free Cash Flow	$213,526	$173,748	23%	$239,353	(11)%
(dollars in thousands)					

(1) Excludes depreciation, amortization, and loss on disposal of assets
(2) See definition of non-GAAP terms in the Glossary and reconciliation of the non-GAAP amounts to net income in the Appendix

Financial Scale Continues to Increase

Revenue ($ in millions)



As Reported
LTM
L8QA
$307 $327
$405 $356
$346 $376
$508 $427
$597 $553
$812 $705
2011 2012 2013 2014 2015 2016



Combined Historical Basis
LTM
L8QA
$851
$822 $836
$946 $884
2014 2015 2016

Operating Cash Flow ($ in millions)



As Reported
LTM
L8QA
$97 $117
$176 $136
$114 $144
$195 $144
$192 $194
$299 $246
2011 2012 2013 2014 2015 2016



Combined Historical Basis
LTM
L8QA
$374
$300 $337
$370 $335
2014 2015 2016

Prudent Balance Sheet Management Leads to Deleveraging

Gray has significantly reduced secured and total leverage from historical levels.

Gray has diversified its revenue base, allowing for significant free cash flow in both political and non-political years.

Financial Leverage Netting All Cash ($ in millions)



Secured Debt Netting All Cash(1) / OCF(2)
Unsecured Debt / OCF(2)
Preferred Stock / OCF(2)
7.5x
3.1x
4.0x
6.1x
2.2x
3.9x
5.7x
4.6x
1.1x
5.7x
3.4x
2.3x
5.1x
2.9x
2.2x
5.1x
4.3x
0.8x

Year Ended December 31[1]	2011	2012	2013	2014	2015	2016
Net Debt + Preferred Stock [3]	**$872[3]**	**$824**	**$834[4]**	**$1,134[4]**	**$1,201**	**$1,456**
L8QA[5] OCF[2]	**$117**	**$136**	**$147**	**$200**	**$235**	**$288**

(1) Secured debt netting all cash on hand as of the respective balance sheet date

(2) Operating Cash Flow ("OCF") as defined in our senior credit facility and as used in our quarterly compliance certificates. This OCF amount includes adjustments for all transactions completed as of the respective balance sheet date.

(3) For 2011, Net Debt + Preferred Stock includes preferred stock and related accrued dividends at liquidation value

(4) For 2014, Net Debt + Preferred Stock includes an undrawn $10M Letter of Credit

(5) Last eight quarter average OCF as calculated in the applicable quarterly compliance certificate

Robust OCF and Free Cash Flow Generation



Non Presidential Election Year 2014 OCF Buildup
($ in millions)
Increase in FCF as % of OCF
49%
195(2)
64%
$374
$95
$32
$67
<$1
$239
$35
$95
$5
2014
2014CHB
Non Election Year 2015 OCF Buildup
($ in millions)
Increase in FCF as % of OCF
49%
$192(2)
58%
$300
$94
$24
$72
<$2
$174
$27
$94
$5
2015
2015CHB
Presidential Election Year 2016 OCF Buildup
($ in millions)
Increase in FCF as % of OCF
49%
$299(2)
58%
$370
$148
$44
$93
<$15
$214
$44
$98
<$15
2016
2016CHB
Taxes
Capex
Cash Interest excluding amortization of deferred financing costs/premiums (1)
Free Cash Flow

(1) Interest expense estimated with incremental indebtedness and estimated cash interest relating to acquisition debt financing as if the acquisition debt financing had occurred on the first day of the period reported

(2) As reported OCF is equal to Broadcast Cash Flow less Cash Corporate Expenses plus Pension Expense less Pension Contributions

Capitalization

Combined Historical Basis[1]

($ in millions)

	As of June 30, 2017	Estimated Cash Interest Expense	"L8QA" or "Last Eight Quarter Average" for the period ending June 30, 2017 — Leverage	"L8QA" or "Last Eight Quarter Average" for the period ending June 30, 2017 — OCF
Cash	**$ 42**			
Debt:				
Revolving Credit Facility – Availability is $100 Million	$ -			
Term Loan B due 2024 – Interest rate is LIBOR + 2.5%	$ 638	$22.7		
Total Secured Debt	**$ 638**		1.9	
Senior Notes due 2024 – interest rate is 5.125%	$ 525	$26.9		
Senior Notes due 2026 – interest rate is 5.875%	$ 700	$41.1		
Total Debt	**$ 1,863**	$90.7	5.5	
Less: Cash	$ (42)			
Total Debt net of cash	**$ 1,821**		5.4	
Less: FCC spectrum auction proceeds receivable[2]	$ (91)			
Total Debt net of cash and FCC spectrum auction proceeds receivable	**$ 1,730**		5.1	
Blended Average Interest Rate		4.9%		
Operating Cash Flow as defined in our Senior Credit Facility ("OCF")				$337

(1) Combined Historical Basis includes transactions closed as of August 1, 2017.

(2) FCC Spectrum auction proceeds receivable was recorded as a receivable on our balance sheet as of June 30, 2017. The balance was received in full on August 7, 2017.


NEWS
"Coverage You Can Count On"
NEWS

Glossary

Glossary

"Combined Historical Basis" or "CHB"	Combined Historical Basis reflects financial results, position or statistics that have been prepared by adding Gray's historical financial results, position or statistics with the historical financial results, position or statistics of the Completed Transactions. It does not include any adjustments for other events attributable to the Completed Transactions except "Broadcast Cash Flow," "Broadcast Cash Flow Less Cash Corporate Expenses" and "Operating Cash Flow" each give effect to expected synergies and "Combined Historical Free Cash Flow" gives effect to the financings and certain expected operating synergies related to the Completed Transactions. "Operating Cash Flow" and "Free Cash Flow" also reflect the add back of legal and other professional fees incurred in completing acquisitions. Combined Historical Basis does not reflect all purchase accounting and other adjustments required for Regulation S-X pro formas. Such preliminary purchase accounting and other adjustments have been reflected in the pro formas filed with the Securities and Exchange Commission ("SEC") on Form 8-K/A when required by the SEC.
"Completed Transactions"	All acquisitions or dispositions completed as of August 1, 2017.
"Gray" (Gray Television, Inc.)	A television broadcast company headquartered in Atlanta, Georgia, that owns and operates television stations and digital properties in markets throughout the United States
"Operating Cash Flow" or "OCF"	Operating cash flow as defined in Gray's existing senior credit facility; includes adjustments and synergies for Completed Transactions. See Non-GAAP Terms herein for definition.
"Pending Acquisitions"	All previously announced acquisitions which were not yet completed as of August 1, 2017.
"Revenue"	Revenue is presented net of agency commissions.

Non-GAAP Terms

From time to time, Gray supplements its financial results prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") by disclosing the non-GAAP financial measures Broadcast Cash Flow, Broadcast Cash Flow Less Cash Corporate Expenses, Operating Cash Flow as defined in Gray's Senior Credit Agreement ("Operating Cash Flow"), Free Cash Flow and Total Leverage Ratio, Net of All Cash. These non-GAAP amounts are used by us to approximate the amount used to calculate key financial performance covenants contained in our debt agreements and are used with our GAAP data to evaluate our results and liquidity. These non-GAAP amounts may be provided on an As-Reported Basis as well as a Combined Historical Basis.

"Broadcast Cash Flow" or "BCF"	Net income plus loss on early extinguishment of debt, corporate and administrative expenses, broadcast non-cash stock based compensation, depreciation and amortization (including amortization of intangible assets and program broadcast rights), any loss on disposal of assets, any miscellaneous expense, interest expense, any income tax expense, non-cash 401(k) expense, less any gain on disposal of assets, any miscellaneous income, any income tax benefits, payments for program broadcast obligations and network compensation revenue
"Broadcast Cash Flow Less Cash Corporate Expenses"	Net income plus loss from early extinguishment of debt, non-cash stock based compensation, depreciation and amortization (including amortization of intangible assets and program broadcast rights), any loss on disposal of assets, any miscellaneous expense, interest expense, any income tax expense, non-cash 401(k) expense less any gain on disposal of assets, any miscellaneous income, any income tax benefits, payments for program broadcast obligations and network compensation revenue
"Free Cash Flow" or "FCF"	Net income plus loss on early extinguishment of debt, non-cash stock based compensation, depreciation and amortization (including amortization of intangible assets and program broadcast rights), any loss on disposal of assets, any miscellaneous expense, amortization of deferred financing costs, any income tax expense, non-cash 401(k) expense, pension expense less any gain on disposal of assets, any miscellaneous income, any income tax benefits, payments for program broadcast obligations, network compensation revenue, contributions to pension plans, amortization of original issue discount on our debt, capital expenditures (net of any insurance proceeds) and the payment of income taxes (net of any refunds received)
"Operating Cash Flow" or "OCF"	Defined in Gray's senior credit facility as net income plus loss from early extinguishment of debt, non-cash stock based compensation, depreciation and amortization (including amortization of intangible assets and program broadcast rights), any loss on disposal of assets, any miscellaneous expense, interest expense, any income tax expense, non-cash 401(k) expense less any gain on disposal of assets, any miscellaneous income, any income tax benefits, payments for program broadcast obligations, network compensation revenue, plus pension expense but less cash contributions to pension plans
"Total Leverage Ratio, Net of All Cash"	Defined as the principal amount of all debt less all cash divided by a denominator equal to the Operating Cash Flow for the preceding eight quarters, divided by two,

These non-GAAP terms are not defined in GAAP and our definitions may differ from, and therefore not be comparable to, similarly titled measures used by other companies, thereby limiting their usefulness. Such terms are used by management in addition to and in conjunction with results presented in accordance with GAAP and should be considered as supplements to, and not as substitutes for, net income and cash flows reported in accordance with GAAP.


WOODEN
LILLIPUT

Appendix: Non-GAAP Reconciliations

Six Months-Over-Six Months Results

As Reported Basis

	As Reported Results Six Months Ended June 30				
	2017	2016	% Change 2017 to 2016	2015	% Change 2017 to 2015
	(dollars in thousands)				
Revenue:					
Total	$ 430,142	$ 370,356	16 %	$ 276,767	55 %
Political	$ 5,029	$ 19,304	(74)%	$ 3,356	50 %
Operating expenses (1):					
Broadcast	$ 267,016	$ 225,903	18 %	$ 173,292	54 %
Corporate and administrative	$ 16,118	$ 24,202	(33)%	$ 13,291	21 %
Net income	$ 81,066	$ 26,652	204 %	$ 17,705	358 %
Non-GAAP Cash Flow (2):					
Broadcast Cash Flow	$ 163,703	$ 145,164	13 %	$ 103,968	57 %
Broadcast Cash Flow Less Cash Corporate Expenses	$ 149,637	$ 122,900	22 %	$ 92,218	62 %
Free Cash Flow	$ 92,477	$ 50,144	84 %	$ 49,379	87 %

(1) Excludes depreciation, amortization, and loss on disposal of assets
(2) See definition of non-GAAP terms in the Glossary and reconciliation of the non-GAAP amounts to net income included in this Appendix.

Six Months-Over-Six Months Results

Combined Historical Basis

	Combined Historical Results Six Months Ended June 30				
	2017	2016	% Change 2017 to 2016	2015	% Change 2017 to 2015
	(dollars in thousands)				
Revenue:					
Total	$ 442,496	$ 436,675	1 %	$ 393,668	12 %
Political	$ 5,069	$ 25,988	(80)%	$ 4,311	18 %
Operating expenses (1):					
Broadcast	$ 280,032	$ 270,843	3 %	$ 251,955	11 %
Corporate and Administrative	$ 16,118	$ 24,202	(33)%	$ 13,291	21 %
Non-GAAP Cash Flow (2): Broadcast Cash Flow	$ 166,225	$ 173,194	(4)%	$ 157,913	5 %
Broadcast Cash Flow Less Cash Corporate Expenses	$ 152,159	$ 150,930	1 %	$ 146,163	4 %
Operating Cash Flow as defined in the Senior Credit Facility	$ 152,385	$ 156,622	(3)%	$ 148,920	2 %
Free Cash Flow	$ 95,356	$ 79,786	20 %	$ 86,936	10 %

(1) Excludes depreciation, amortization, and loss on disposal of assets
(2) See definition of non-GAAP terms in the Glossary and reconciliation of the non-GAAP amounts to net income included in this Appendix.

Non-GAAP Reconciliation

gray

As Reported Basis

	As Reported Six Months Ended June 30		
	2017	2016	2015
		(dollars in thousands)	
Net income	$ 81,066	$ 26,652	$ 17,705
Depreciation	25,470	22,743	17,552
Amortization of intangible assets	12,224	8,130	5,502
Non-cash stock-based compensation	2,772	2,556	2,002
(Gain) loss on disposal of assets, net	(76,799)	(420)	314
Miscellaneous (income) expense, net	(8)	(710)	(74)
Interest expense	46,982	45,544	37,117
Loss from early extinguishment of debt	2,851	-	-
Income tax expense	55,222	18,312	12,068
Amortization of program broadcast rights	10,235	9,209	7,160
Common stock contributed to 401(k) plan excluding corporate 401(k) plan contributions	15	14	13
Payments for program broadcast rights	(10,393)	(9,130)	(7,141)
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock-based compensation	14,066	22,264	11,750
Broadcast Cash Flow	**163,703**	**145,164**	**103,968**
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock-based compensation	(14,066)	(22,264)	(11,750)
Broadcast Cash Flow Less Cash Corporate Expenses	**149,637**	**122,900**	**92,218**
Pension expense	(247)	80	4,190
Contributions to pension plans	(624)	(1,633)	(1,433)
Interest expense	(46,982)	(45,544)	(37,117)
Amortization of deferred financing costs	2,309	2,267	1,597
Amortization of net original issue (premium) discount senior notes	(305)	(432)	(432)
Purchase of property and equipment	(10,415)	(13,475)	(8,396)
Income taxes paid, net of refunds	(896)	(14,019)	(1,248)
Free Cash Flow	**$92,477**	**$50,144**	**$49,379**

See definition of non-GAAP terms included in the Glossary

Non-GAAP Reconciliation

gray

Combined Historical Basis

	Combined Historical Basis Six-Months Ended June 30		
	2017	2016	2015
	(dollars in thousands)		
Net income	$ 79,247	$ 38,132	$ 31,597
Depreciation	26,207	26,215	25,729
Amortization of intangible assets	12,250	9,219	9,132
Non-cash stock-based compensation	2,772	2,556	2,002
Loss on disposal of assets, net	(76,849)	(216)	526
Miscellaneous (income) expense, net	(17)	232	2,921
Interest expense	47,722	51,177	48,149
Loss from early extinguishment of debt	2,851	-	-
Income tax expense	54,936	16,872	10,368
Amortization of program broadcast rights	10,498	10,745	10,620
Common stock contributed to 401(k) plan excluding corporate 401(k) plan contributions	15	14	13
Payments for program broadcast rights	(10,656)	(10,666)	(10,601)
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock-based compensation	14,066	22,264	11,750
Other	3,183	6,650	15,707
Broadcast Cash Flow	**166,225**	**173,194**	**157,913**
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock-based compensation	(14,066)	(22,264)	(11,750)
Broadcast Cash Flow Less Cash Corporate Expenses	**152,159**	**150,930**	**146,163**
Pension expense	(247)	80	4,190
Contributions to pension plans	(624)	(1,633)	(1,433)
Other	1,097	7,245	-
Operating Cash Flow as defined in Senior Credit Agreement	**152,385**	**156,622**	**148,920**
Interest expense	(47,722)	(51,177)	(48,149)
Amortization of deferred financing costs	2,309	2,267	1,597
Amortization of net original issue (premium) discount senior notes	(305)	(432)	(432)
Purchase of property and equipment	(10,415)	(13,475)	(12,500)
Income taxes paid, net of refunds	(896)	(14,019)	(2,500)
Free Cash Flow	**$95,356**	**$79,786**	**$86,936**

See definition of non-GAAP terms included in the Glossary

Annual Year-Over-Year Results

As Reported Basis

	As Reported Results Year Ended December 31				
	2016	2015	% Change 2016 to 2015	2014	% Change 2016 to 2014
	(dollars in thousands)				
Revenue:					
Total	$ 812,465	$ 597,356	36 %	$ 508,134	60 %
Political	$ 90,095	$ 17,163	425 %	$ 81,975	10 %
Operating expenses (1):					
Broadcast	$ 475,131	$ 374,182	27 %	$ 285,990	66 %
Corporate and administrative	$ 40,347	$ 34,343	17 %	$ 29,203	38 %
Net income	$ 62,273	$ 39,301	58 %	$ 48,061	30 %
Non-GAAP Cash Flow (2):					
Broadcast Cash Flow	$ 338,801	$ 224,484	51 %	$ 220,977	53 %
Broadcast Cash Flow Less Cash Corporate Expenses	$ 302,332	$ 193,261	56 %	$ 195,306	55 %
Free Cash Flow	$ 148,126	$ 93,984	58 %	$ 95,240	56 %

(1) Excludes depreciation, amortization, and loss on disposal of assets
(2) See definition of non-GAAP terms in the Glossary and reconciliation of the non-GAAP amounts to net income included in this Appendix.

Annual Year-Over-Year Results

Combined Historical Basis

	Combined Historical Basis Year Ended December 31				
	2016	2015	% Change 2016 to 2015	2014	% Change 2016 to 2014
			(dollars in thousands)		
Revenue:					
Total	$ 946,001	$ 821,599	15 %	$ 850,699	11 %
Political	$ 117,538	$ 21,934	436 %	$ 142,712	(18)%
Operating expenses (1):					
Broadcast	$ 553,118	$ 524,285	5 %	$ 482,828	15 %
Corporate and administrative	$ 40,347	$ 34,343	17 %	$ 29,203	38 %
Non-GAAP Cash Flow (2):					
Broadcast Cash Flow	$ 400,877	$ 325,963	23 %	$ 394,098	2 %
Broadcast Cash Flow Less Cash Corporate Expenses	$ 364,408	$ 294,740	24 %	$ 368,427	(1)%
Operating Cash Flow as defined in the Senior Credit Facility	$ 369,967	$ 300,014	23 %	$ 373,959	(1)%
Free Cash Flow	$ 213,526	$ 173,748	23 %	$ 239,353	(11)%

(1) Excludes depreciation, amortization, and loss on disposal of assets
(2) See definition of non-GAAP terms in the Glossary and reconciliation of the non-GAAP amounts to net income included in this Appendix.

Non-GAAP Reconciliation

As Reported Basis

	As Reported Basis Year Ended December 31		
	2016	2015	2014
	(dollars in thousands)		
Net income	$ 62,273	$ 39,301	$ 48,061
Depreciation	45,923	36,712	30,248
Amortization of intangible assets	16,596	11,982	8,297
Non-cash stock-based compensation	5,101	4,020	5,012
Loss on disposal of assets, net	329	80	623
Miscellaneous (income) expense, net	(775)	(103)	(23)
Interest expense	97,236	74,411	68,913
Loss from early extinguishment of debt	31,987	-	5,086
Income tax expense	43,418	26,448	31,736
Amortization of program broadcast rights	19,001	14,960	12,871
Common stock contributed to 401(k) plan excluding corporate 401(k) plan contributions	29	26	25
Network compensation revenue recognized	-	-	(456)
Payments for program broadcast rights	(18,786)	(14,576)	(15,087)
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock-based compensation	36,469	31,223	25,671
Broadcast Cash Flow	**338,801**	**224,484**	**220,977**
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock-based compensation	(36,469)	(31,223)	(25,671)
Broadcast Cash Flow Less Cash Corporate Expenses	**302,332**	**193,261**	**195,306**
Pension expense	165	4,207	6,126
Contributions to pension plans	(3,048)	(5,421)	(6,770)
Interest expense	(97,236)	(74,411)	(68,913)
Amortization of deferred financing costs	4,884	3,194	2,970
Amortization of net original issue (premium) discount on senior notes	(779)	(863)	(863)
Purchase of property and equipment	(43,604)	(24,222)	(32,215)
Income taxes paid, net of refunds	(14,588)	(1,761)	(401)
Free Cash Flow	**$148,126**	**$93,984**	**$95,240**

See definition of non-GAAP terms included in the Glossary

Non-GAAP Reconciliation

Combined Historical Basis

	Combined Historical Basis Year Ended December 31		
	2016	2015	2014
	(dollars in thousands)		
Net income	$ 105,523	$ 65,202	$ 130,807
Depreciation	51,829	52,056	49,781
Amortization of intangible assets	17,904	19,261	16,705
Non-cash stock-based compensation	5,101	4,020	5,012
Loss on disposal of assets, net	595	1,736	1,055
Miscellaneous (income) expense, net	119	5,729	8,603
Interest expense	102,354	96,597	97,289
Loss from early extinguishment of debt	31,987	-	5,086
Income tax expense	42,225	22,391	29,344
Amortization of program broadcast rights	21,349	21,799	21,918
Common stock contributed to 401(k) plan excluding corporate 401(k) plan contributions	29	26	25
Network compensation revenue recognized	-	-	(456)
Payments for program broadcast rights	(21,134)	(21,415)	(24,134)
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock-based compensation	36,469	31,223	25,671
Other	6,527	27,338	27,392
Broadcast Cash Flow	**400,877**	**325,963**	**394,098**
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock-based compensation	(36,469)	(31,223)	(25,671)
Broadcast Cash Flow Less Cash Corporate Expenses	**364,408**	**294,740**	**368,427**
Pension expense	165	4,207	6,126
Contributions to pension plans	(3,048)	(5,421)	(6,770)
Other	8,442	6,488	6,176
Operating Cash Flow as defined in Senior Credit Agreement	**369,967**	**300,014**	**373,959**
Interest expense	(102,354)	(96,597)	(97,289)
Amortization of deferred financing costs	4,884	3,194	3,546
Amortization of net original issue (premium) discount senior notes	(779)	(863)	(863)
Purchase of property and equipment	(43,604)	(27,000)	(35,000)
Income taxes paid, net of refunds	(14,588)	(5,000)	(5,000)
Free Cash Flow	**$ 213,526**	**$ 173,748**	**$ 239,353**

See definition of non-GAAP terms included in the Glossary

Non-GAAP Reconciliation

Combined Historical Basis

Operating Cash Flow as defined in the Senior Credit Agreement:	Combined Historical Basis Twenty-Four Months Ended June 30, 2017 (dollars in thousands)
Net income	$ 218,375
Depreciation	104,363
Amortization of intangible assets	40,283
Non-cash stock-based compensation	9,891
Loss on disposal of assets, net	(75,044)
Miscellaneous income, net	2,910
Interest expense	198,524
Loss from early extinguishment of debt	34,838
Income tax expense	109,184
Amortization of program broadcast rights	43,026
Common stock contributed to 401(k) plan excluding corporate 401(k) plan contributions	57
Payments for program broadcast rights	(42,604)
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock-based compensation	70,008
Other	21,341
Broadcast Cash Flow	**735,152**
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock-based compensation	(70,008)
Broadcast Cash Flow Less Cash Corporate Expenses	**665,144**
Pension expense	(65)
Contributions to pension plans	(7,660)
Other	16,027
Operating Cash Flow as defined in Senior Credit Agreement	**673,446**
Operating Cash Flow as defined in Senior Credit Agreement, divided by two	**336,723**
Adjusted Total Indebtedness:	**June 30, 2017**
Long term debt	$ 1,838,614
Capital leases and other debt	624
Total deferred financing costs, net	30,320
Premium on debt, net	(5,492)
Cash	(42,360)
Adjusted Total Indebtedness, Net of All Cash	**$1,821,706**
Total Leverage Ratio, Net of All Cash	**5.41**

See definition of non-GAAP terms included in the Glossary

gray

Television • Digital • Mobile

Gray Television, Inc.
4370 Peachtree Rd., NE
Atlanta, Georgia 30319
www.gray.tv